UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 13, 2022

Date of Report (Date of earliest event reported)

000-56099

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

ITEM 8.01. OTHER EVENTS

Background

On May 13, 2022, we filed a Form 8-K with a May 13, 2022 Shareholder Update titled “Renavotio, Inc. (RIII) Provides Shareholder Updates”, which Shareholder Update stated that “we will strive to have all our SEC filings to be current by the end of June” [2022].

Update

Based upon our current assessment of our efforts to become current and ongoing work being performed by our auditor in conjunction with an amended 10-K/A for our fiscal year 2020 and our 2021 Form 10-K, we will not meet our prior June 2022 estimate of becoming current with our SEC filings.  We will provide an update regarding our progress in this regard via a Shareholder Update in July 2022.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the May 13, 2022 Shareholder Update) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including the prior filed Exhibit 99.1 Shareholder Update) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

Exhibit No.	Description
99.1	Shareholder Update dated May 13, 2022 (previously filed on Form 8-K dated May 13, 2022 as Exhibit 99.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2022	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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